                                                                           FINAL



                                                                   EXHIBIT 10.36


                          REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of the 25th day of July, 2002 by and among RED BEND LTD., an Israeli company (the "COMPANY"), the founders of the Company (the "FOUNDERS") and the persons and entities identified in Annex 1 attached hereto (together with the Founders, the "NON-INVESTING SHAREHOLDERS")- And - CARMEL VENTURES FUNDS (collectively the "CARMEL FUNDS") and the persons and entities identified in Annex 2 attached hereto (each an "INVESTING SHAREHOLDER" or "INVESTOR" and collectively the "INVESTORS") (the Non-Investing Shareholders and the Investors shall hereinafter be referred to as the "SHAREHOLDERS").


                                   WITNESSETH

        WHEREAS, the Company and the Shareholders are parties to a certain Registration Rights Agreement dated October 10, 2000 as amended on August 1, 2001 ("PRIOR REGISTRATION RIGHTS AGREEMENT"); and

        WHEREAS, concurrent with this Agreement, the Company and the Investors are entering into a certain Share Purchase Agreement in relation to which the parties hereto wish to cancel the Prior Registration Rights Agreement and set forth herein certain rights to registration of the Company's Series A Preferred Shares, Series B1 Preferred Shares and Series B Preferred Shares, and shares that may be issued upon exercise of preemptive and anti-dilution rights with respect to the above detailed shares, all as shall be converted into Ordinary Shares (the "SHARES"); and

        NOW THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and other consideration received by the parties, the sufficiency and adequacy of which is hereby acknowledged, the parties hereby agree as follows:


        1. Nullification of Registration Rights. The parties hereby cancel all registration rights granted pursuant to the Prior Registration Rights Agreement which agreement shall be null and void, and substitute same with the rights set out in this Agreement.


        2. Demand Registration. Subject to the terms hereof, and provided any securities of the Company are publicly traded over the counter or on any recognized stock exchange in the United States or any other recognized stock exchange, the holders of the majority of the Shares shall have the right, to demand that the Company shall effect up to two (2) registrations of their Shares (a "DEMAND REGISTRATION") (provided that no more than one request may be made in any six-month period), provided that (i) such demand is not made before termination of six (6) months from the first date the Company's shares are registered for trade as aforesaid and not following five (5) years from such date, and (ii) the shares that are registered have a total market value of at least three million United States dollars ($3,000,000) under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), or other applicable law of all or part of the Shares.

In this section 2 "the holders of majority of the Shares" shall mean only holders of Preferred B Shares and Preferred B1 Shares in the share capital of the Company, which were converted into Ordinary Shares and shall exclude holders of Preferred A Shares of the Company.

        3. Piggyback Registrations

               3.1 Whenever the Company or any of its affiliates proposes to register any of its securities under the Securities Act or other applicable law and the registration form to be used is suitable for the registration of the Shares (a "PIGGYBACK REGISTRATION") (it being understood that Form S-8 and Form F-4 may not be used for such purposes), the Company will give written notice to the holders of Shares (each a "HOLDER" and collectively, the "HOLDERS") of its intention to effect such a registration (which notice shall describe the proposed registration and distribution, including those jurisdictions where registration under the securities or blue sky laws in intended) and will include in such registration all Shares with respect to which the Company has received written requests for inclusions therein within thirty (30) days after the Company gives such notice. Such notice will be delivered to the Holders at least thirty (30) days prior to the initial filing of a registration statement with the Securities and Exchange Commission or other similar regulatory agency.

               The Holders shall have the right to exercise their Piggyback Registration rights pursuant to the provisions of this Section on any number of occasions that the Company shall determine to file a Registration Statement.

               3.2 If a Piggyback Registration is an underwritten offering of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will be entitled to exclude from such registration some or all of the Shares, provided, however, that the quantity of Securities that shall eventually participate in such offering shall be determined in a pro rata basis among all Holders that indicated their intention to participate in such offering.

               3.3 Whenever the Company becomes eligible to file an F-3 "Shelf" Registration, the Company shall, at the request of the holders of at the majority of the Shares, file a shelf registration with the Securities and Exchange Commission, and the Company will make reasonable efforts to maintain the effectiveness of such registration statement and will take all reasonable action necessary to allow its continued use by the holders of the Shares, including the timely filing of all required reports under the Securities Act, for a period of one year. The Company will within twenty (20) days after receipt of any such request give written notice of the proposed registration to all Holders, and include in such registration all the Shares held by all such Holders who wish to participate in such registration and provide the Company with written requests for inclusion therein within 15 days after the receipt of the Company's notice. Such Holders shall be entitled to six Shelf Registrations subject to the terms hereof.

               3.4 Without derogating from the rights of the Holders, the Founders shall be entitled to participate in any registration made under this
Section 3, pro rata to their respective holdings, aggregately, in an amount equal to up to one-fifth of the total number of Shares registered in any such registration, subject always to the managing underwriter's limitation on a pro-rata basis with the other Holders.

        4. Registration Procedures

               4.1 Whenever the Holders have requested that any Shares be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration with the proper authorities, to cause such registration statement to become effective as soon as practicable and keep such registration statement effective for a period of 120 (one hundred and twenty) days or until the Holder(s) whose Shares are included in the registration statement have completed the distribution, whichever first occurs, provided however that in the event of registration of Shares on form F-3 which are intended to be offered on a continuous or delayed basis, such 120 days period shall be extended, if necessary, to keep the registration statement effective until all such Shares are sold. In connection therewith, the Company will make available for inspection by any selling Holder, and any attorney, accountant, or any other agent retained by such Holder, all pertinent financial and other records, other pertinent corporate documents and properties of the Company, and cause the Company's respective officers, directors, and employees to supply all information reasonably requested by such Holder, attorney, accountant, or agent in connection with such registration statement.


               The Company shall use its best efforts to register or qualify any Shares ("QUALIFIED SHARES") included in a Registration Statement above under state "blue sky" or similar securities laws in such jurisdictions as the selling Holders reasonably request and to take such other action as may be reasonably necessary to enable the selling Holders to sell their qualified Shares in the jurisdictions where such registration or qualification was made; provided that the Company will not be required to qualify to do business in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction in which it has not executed such a consent.


               No later than ten (10) days after the receipt of a Demand Registration request or an F-3 Registration request, the Company shall notify, in writing, all Holders who have not joined in such request of the proposed filing; provided, however, that in the case of a Demand Registration request, only the Holders of the Series B1 Preferred Shares and of Series B Preferred Shares shall be so notified. Such Holders, if they desire to sell any qualified securities owned by or issued to them, may elect, by notice given in writing to the Company no later than fifteen (15) days after receipt of such notice from the Company, to have all or any portion of their owned or issued qualified Shares included in the Registration Statement.


               4.2 No Holder may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any customary underwriting arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.


               4.3 Commencing with the filing of any Registration Statement and continuing until the termination of the effectiveness thereof, the Company shall provide to the selling Holders without charge a reasonable number of copies of the Prospectus (including any preliminary Prospectus prepared for circulation to prospective purchasers of qualified Shares) included in the Registration Statement and any amendment or supplement thereto. The Company consents to the use of any such Prospectus or amendment or supplement thereto in connection with the offering and sale of the qualified Shares covered thereby. In addition during such period, the Company shall provide the selling Holders, without charge, with (i) one (1) copy of the Registration Statement and any post-effective amendment thereto (including financial statements and schedules and, to the extent requested by the Selling Holders in writing, the exhibits thereto), and (ii) to the extent requested by the selling Holders, all reports and filing made by the Company pursuant to the Securities Exchange Act of 1934.

               The Company will promptly notify each selling Holder of the occurrence of any event which renders any Prospectus then being circulated among prospective purchasers misleading because such Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, and the Company will, as promptly as possible, amend the Prospectus so that it does not contain any material misstatements or omissions and deliver the number of copies of such amendments to each selling Holder as each selling Holder may require.


        5. Registration Expenses. The Company will be responsible for all registration expenses incurred in connection with the transactions described in this Agreement. Registration expenses include all expenses incident to the Company's or its affiliates' performance of or compliance with this Agreement with respect to any Demand Registration (whether or not the registration has become effective or is counted as a Demand Registration, provided that the Company shall not have to pay the expenses of a registration proceeding withdrawn by the Holders of the Shares) or Piggyback Registration, including without limitation expenses incurred in connection with the preparation of a prospectus and the expense of one legal counsel to the selling Holders (which may be the same counsel as legal counsel to the Company). Notwithstanding the foregoing, however, all underwriters' discounts and commissions in respect of the sale of Shares will be paid by the selling Holders of such Shares, pro-rata in accordance with the number of Shares sold in the offering, and such selling Holders will bear the expense of their legal counsel, if separate from the Company's legal counsel.

        6. Rule 144. With a view to making available the benefits of Rule 144 under the Securities Act (or similar rule then in effect) available to the Holders, after the initial public offering ("IPO") of any securities of the Company, the Company will:

               6.1 Make and keep available adequate current public information with respect to the Company within the meaning of Rule 144(c) under the Securities Act (or similar rule then in effect);

               6.2 Furnish to any Holder forthwith upon request: (i) a written statement by the Company as to its compliance with the informational requirements of Rule 144(c) (or similar rule then in effect) or (ii) a copy of the most recent annual or quarterly report of the Company; and

               6.3 Comply with all other necessary filings and other requirements so as to enable each of the Holders and any transferee thereof to sell Shares under Rule 144 under the Securities Act (or similar rule then in effect).

        7. Indemnification and Contribution

               7.1 The Company shall indemnify and hold harmless each Holder, each officer and director of each Holder, legal counsel and independent accountants and each person that "Controls" a Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages, liabilities, legal actions and charges, joint or several ("CLAIM(S)"), to which any of them may be subject under the Securities Act or any other statute (whether U.S., Israeli or other) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with: (i) any untrue statement of an material fact contained in any registration statement or prospectus under which such shares were sold, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other violation by the Company of the Securities Act or any state or foreign jurisdiction securities laws in connection with each such registration to the extent that it arises out of or based on any untrue statement (or alleged untrue statement of a material fact) contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such person entitled to indemnification for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable to any such person in any such case to the extent that any such Claim arose out of or is based upon any untrue statement or omission made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such persons and/or any person acting on its behalf for use in such registration statement or prospectus.

               7.2 Each Holder whose Shares are included in a registration hereunder will severally indemnify and hold harmless the Company, its officers, directors, legal counsel and independent accountants and each other Holder from and against any and all Claims, to which any of them may be subject under the Securities Act or any other statute (whether U.S. or Israeli) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with:
(i) any untrue statement of any material fact contained in any registration statement or prospectus under which Shares were sold, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, or (iii) any other violation by the Holder or by the Company of the Securities Act or any state or foreign jurisdiction securities laws (or the securities laws of relevant jurisdictions) in connection with any registration, to the extent that it arises out or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each such persons entitled to indemnification for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such Claim; provided, however, that the aforesaid indemnity will only apply where such Claim or violation results from and/or in reliance upon and in conformity with written information furnished to the Company by such Holder and/or any person acting on its or their behalf for use in such registration statement or prospectus; and provided further that the aggregate liability of each Holder shall be limited to the gross proceeds to each Holder from the offering. Further, the liability of each Holder under this Section shall be several and not joint.

               7.3 The parties agree to promptly notify each other of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Shares or any preliminary prospectus or registration statement relating to any sale or any Shares, or of any other litigation or proceedings to which this Agreement is applicable of which they became aware, and allow the indemnifying party to lead the defense and/or response procedure with respect to such claim. Notwithstanding the foregoing, the Indemnifying Party shall not be obligated to assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses, and in such event, the Indemnify party shall be entitled to conduct such defense and to appoint its own counsel for such purposes, at the expense of the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        8. The indemnification provisions set forth in Section 7 above shall not apply to amounts paid in settlement of any such claims, if such settlement is effected without the consent of the indemnifying party.

        9. Priority. In the case of Underwriter cut-backs in an IPO, the Holder shall have a priority over the other shareholders of the Company, subject to
Section 3.4 hereof.

        10. Public Information. At any time and from time to time after the earlier of the close of business on such date as (a) a registration statement filed by the Company under the Securities Act becomes effective, (b) the Company registers a class of securities under Section 12 of the United States Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto (the "EXCHANGE ACT"), or (c) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall undertake to make publicly available and available to the Holders pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of the Shares pursuant to that Rule. The Company shall comply with the current public information requirements of Rule 144 and shall furnish thereafter to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to so comply.

        11. Market Stand-off Agreement. If requested by the Company or by the underwriter(s) of securities of the Company, any shareholder of the Company shall not sell or otherwise transfer or dispose of any securities of the Company held by such shareholder (other than those included, if at all, in the registration) during a period of one hundred and eighty (180) days following the effective date of the registration statement of the Company.

        12. No Inconsistent Agreements. Prior to the IPO of its shares, the Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent with the rights granted to the Investors hereunder unless approved in writing by the majority of the Investors.

        13. Miscellaneous.

        13.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

        13.2 Governing Law; Jurisdiction. This Agreement shall be exclusively governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

        13.3 Successors and Assigns; Assignment. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. The rights to demand that the Company register securities and the right to join a registration granted herein in relation to any Company securities, may be freely transferred and assigned by a Holder to a transferee which purchased such securities from such Holder, provided that (i) the Company is given written notice of said transfer and the assignment prior to the exercise of such registration rights, stating the name and address of the transferee and identifying the securities with respect to which such registration rights are being assigned; and (ii) such transferee shall assume in a written instrument to the Company all the transferors obligations hereunder with respect to the securities transferred, and shall deliver to the Company such instrument and a copy of this Agreement duly signed by such transferee.

        13.4 Entire Agreement; Amendment and Waiver. This Agreement and the Annexes hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Company and the majority of the Holders.

        13.5 Public Offerings outside the U.S.A. If relevant, and to the extent possible, the provisions of this Agreement shall apply, mutatis mutandis, to any registration of securities of the Company made in any other country outside the U.S.A.

        13.6 Notices, etc. All notices and other communications made pursuant to this Agreement shall be in writing, addressed to each relevant party at its address set forth in Annex 1 hereto, and shall be conclusively deemed to have been duly given if: (i) delivered by hand, on the next Business Day (as hereafter defined); or (ii) in the case of delivery by Federal Express or similar internationally recognized overnight courier, freight prepaid, four

(4) Business Days after delivery; or (iii) in the case of a notice given by facsimile transmission, on the next Business Day after delivery if delivered by confirmed facsimile transmission. For purposes hereof, a "Business Day" shall mean a day when banks are open for business in the country in which the receiving party is located. A copy of all notices or communications made to any Investor shall also be sent to:


BACH, ARAD, SCHARF & CO.
Microdaf House
2 Hashalom Road
Tel-Aviv 67892, Israel
Attention: Ehud Arad, Adv.
Fax: 972 (03) 562 5304

A copy of all notices or communications made to the Company shall also be sent to:

Eitan, Pearl, Latzer & Cohen-Zedek
7 Shenkar Street
2 Gav-Yam Center
P.O.B. 46733
Herzliya, Israel
Attention: Adv. Doron Latzer
Fax: (09) 9709001

A party may change or supplement the addresses given above, or designate additional addresses for the purpose of this Section 13.6 by giving the other party written notice of the new address in the manner set forth above.


        13.7 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

        13.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

        13.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

                           [Signature Page to Follow]

     [Signature Page to Amended and Restated Registration Rights Agreement]

        IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.


--------------------------------------
Red Bend Ltd.

By:
    ----------------------------------

Title:
       -------------------------------


/s/ YITZHAK AVIDOR                         /s/ YITZHAK AVIDOR
--------------------------------------     -------------------------------------

Carmel Software Fund (Israel) LP           Carmel Software Fund (Cayman) LP

By: Carmel V.C. Limited                    By: Carmel Software Limited

                                           By: Carmel Software L.P.

By:  Yitzhak Avidor                        By:  Yitzhak Avidor
    ----------------------------------         ---------------------------------

Title:                                     Title:
       -------------------------------            ------------------------------


/s/ YITZHAK AVIDOR                         /s/ YITZHAK AVIDOR
--------------------------------------     -------------------------------------

Carmel Software Fund (Delaware) LP         Carmel VC Ltd. (for Siemens Venture
                                           Capital GmbH)

By: Carmel Software Limited                By: Carmel Software Limited

By: Carmel Software L.P.                   By: Carmel Software L.P.

By:  Yitzhak Avidor                        By:  Yitzhak Avidor
    ----------------------------------         ---------------------------------

Title:                                     Title:
       -------------------------------            ------------------------------


/s/ YITZHAK AVIDOR
--------------------------------------     -------------------------------------

Carmel Software Fund GbR

By: Carmel Software Limited

By: Carmel Software L.P.

By:  Yitzhak Avidor
    ----------------------------------

Title:
       -------------------------------

                                           /s/ ELI BARKAT
--------------------------------------     -------------------------------------
MEIR BAREL                                 Backweb Technologies Ltd.

                                           By:   Eli Barkat
                                               ---------------------------------

                                           Title:   CEO
                                                  ------------------------------


--------------------------------------     -------------------------------------

--------------------------------------     -------------------------------------
FBR Infinity II Ventures (Israel) LP       FBR Infinity II Ventures LP


By:                                        By:
    ----------------------------------         ---------------------------------

Title:                                     Title:
       -------------------------------            ------------------------------



--------------------------------------
SHARON PELEG                                INMAN B.V.


                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------



--------------------------------------
GADI GONEN                                 Jerusalem Hi-Tech Founders Ltd.


                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------

                       ANNEX 1- NON INVESTING SHAREHOLDERS


NON INVESTING SHAREHOLDER            Address
-------------------------            -------

Sharon Peleg                         58 Bialik St., Ramat Hasharon

Gadi Gonen                           25 Tel-Hai St., Herzeliya

Inman B.V.                           c/o Adv, Rami Mashinski, 17 Yaakov St., Rehovot

Jerusalem Hi-Tech Founders Ltd.      34 Ben-Yehuda St., City Tower, Jerusalem

Backweb Technologies Ltd.            2077 Gateway Place, Suite 500, San Jose, CA
                                     95110, USA

Meir Barel                           c/o Star Ventures Management, Possartstrasse 9,
                                     D-81679 Munich, Germany

                         ANNEX 2- INVESTING SHAREHOLDERS


INVESTING SHAREHOLDER                     ADDRESS
---------------------                     -------

Carmel Software Fund (Israel) LP          Delta House, 16 Hagalim Ave.,
                                          Herzeliya 46725

Carmel Software Fund (Delaware) LP

Carmel Software Fund GbR

Carmel Software Fund (Cayman) LP

Carmel VC Ltd. (for Siemens Venture
Capital GmbH)

FBR Infinity II Ventures (Israel) LP     3 Azrieli Center, 42nd Floor, Tel-Aviv
                                         67023, Israel

FBR Infinity II Ventures LP